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                                                                   EXHIBIT 23.6

                         CONSENT OF WILLIAM A. ACKMAN

   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Gotham Golf Corp. in the Registration Statement on Form S-4, dated May 13, 2002.

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
                                               By:  /S/  WILLIAM A. ACKMAN
                                               ---------------------------
                                                       William A. Ackman
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May 13, 2002